Events After the Balance Sheet Date	12 Months Ended
Dec. 31, 2019
Events After the Balance Sheet Date [Abstract]
Events after the balance sheet date

26. Events after the balance sheet date

The COVID-19 outbreak will delay enrollment of patients into our "TRAVERS" phase 2 trial with AM-125. Candidates for trial participation undergo certain types of neurosurgery, which are elective procedures. Due to the COVID-19 outbreak, the sites participating in the "TRAVERS" trial have postponeed elective procedures and temporarily reduced or suspended clinical research activities. As a result, enrollment came to a halt towards the end of March 2020. Although sites are expected to catch up on enrollment once COVID-19 related restrictions are relaxed, the Company expects that the interim analysis following Part A of the trial will be completed only in the third quarter of 2020, at the earliest.

The COVID-19 outbreak and its impact on the global financial markets may limit our ability to raise additional funds to continuously fund our operations and complete the research and development of all of our product candidates. However, we have an equity commitment to sell up to $8.2 million of additional common shares to LPC and an at-the-market offering program in place with A.G.P. for $ 25.0 million, under which $1.4 million have been issued as of the date of this Annual Report.